                                                                    EXHIBIT 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the accompanying Annual Report of Cohu, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2004 (the "Report"), I, John H. Allen, Vice President Finance & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2005

/s/ John H. Allen
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John H. Allen,
Vice President Finance & Chief Financial Officer